UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
WATER PIK TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Water Pik Technologies, Inc. common stock, $0.01 par value.
	(2)	Aggregate number of securities to which transaction applies: Common stock: (including restricted stock units): 12,444,428 Options to purchase common stock: 1,755,542
(3)	Per unit price or other underlying value of transaction computed under Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was determined based upon the sum of
(1) 12,444,428 shares of Company common stock (including 153,690 restricted stock units that will vest in the merger) multiplied by $27.75 per share,
(2) 1,712,542 options held by Company employees and 43,000 options held by Company directors to purchase shares of Company common stock with the exercise prices less than $27.75 per share, multiplied by $18.27 per share and $20.29 per share, respectively (which is the difference between $27.75 and the weighted average exercise prices per share of such options), and
(3) $3,622,790, representing the estimated payout in connection with the merger for outstanding performance share awards. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying $0.000107 by the sum of the preceding sentence.

	(4)	Proposed maximum aggregate value of transaction: $381,116,280
	(5)	Total Fee Paid: $40,780
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
WATER PIK TECHNOLOGIES, INC.
23 Corporate Plaza, Suite 246, Newport Beach, California 92660
Proxy for Special Meeting of Stockholders on                        , 2006

        The undersigned hereby appoints Michael P. Hoopis and Richard D. Tipton, and each or either of them as proxies, each with power to appoint his substitute. Further, the undersigned hereby authorizes any of the proxies to represent and to vote, as designated on the reverse side of this proxy card, all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of Water Pik Technologies, Inc., which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on                        , 2006, commencing at        a.m., Pacific Daylight Time, at                        , or at any adjournment or postponement thereof, on the matters as indicated on the reverse side of this card and in your discretion on any other matters that may come before the Special Meeitng and as to which discretionary authority is permitted by applicable law.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS IN ITEM 1 AND ITEM 2.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your Water Pik Technologies, Inc. account online.

Access your Water Pik Technologies, Inc. stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Water Pik Technologies, Inc., now makes it easy and convenient to get current information on your stockholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

Please mark here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

		FOR	AGAINST	ABSTAIN
ITEM 1.	Adoption of the Agreement and Plan of Merger, dated as of January 6, 2006, among the Company, Coast Acquisition Corporation and Coast Merger Corporation.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
ITEM 2.	Adjournment of the meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the Agreement and Plan of Merger.	☐	☐	☐

Choose MLinkSM for Fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/ISD where step-by-step instructions will prompt you through enrollment.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to special meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/pik		Telephone 1-866-540-5760		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch tone telephone to vote your proxy. Have your proxy card in hand when you call, and follow the instructions.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Company's Annual Report on Form 10-K and Proxy
Statement on the Internet at www.waterpik.com

PROXY

WATER PIK TECHNOLOGIES, INC.
SPECIAL MEETING OF STOCKHOLDERS ON                        , 2006

CONFIDENTIAL VOTING INSTRUCTIONS TO FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE
FOR THE WATER PIK TECHNOLOGIES, INC. RETIREMENT PLAN

        Receipt of proxy material for the above Special Meeting is acknowledged. I instruct you to vote (in person or by proxy) all shares of Common Stock of Water Pik Technologies, Inc. (the "Company") held by you for my account under the Company's Retirement Plan at the Company's Special Meeting of Stockholders to be held on                        , 2006 at              a.m., Pacific Daylight Time, at                                                 , and at all adjournments thereof, on the matters as indicated on the reverse side of this card and in your discretion on any other matters that may come before the Special Meeting and as to which discretionary authority is permitted by applicable law. If this card is signed and returned, but no choice is specified, I instruct you to vote this proxy FOR the adoption of the Agreement and Plan of Merger, dated as of January 6, 2006, among the Company, Coast Acquisition Corporation and Coast Merger Corporation and FOR adjournment of the meeting, if necessary to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the Agreement and Plan of Merger, and upon such other business as may come before the Special Meeting in accordance with the Board of Directors' recommendation.

PLEASE MARK, DATE AND SIGN THESE INSTRUCTIONS AND RETURN THEM
PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

^    FOLD AND DETACH HERE    ^

SPECIAL MEETING OF STOCKHOLDERS
                        , 2006

Dear Fellow Employee:

        As a reminder, your vote and your investment in Water Pik Technologies, Inc. are very important. Please complete and return your Confidential Instruction Card to the Company's Retirement Plan Trustee for tabulation by no later than                        , 2006 to ensure that your vote is counted.

Mike Hoopis
President and Chief Executive Officer

Please mark here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

		FOR	AGAINST	ABSTAIN
ITEM 1.	Adoption of the Agreement and Plan of Merger, dated as of January 6, 2006, among the Company, Coast Acquisition Corporation and Coast Merger Corporation.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
ITEM 2.	Adjournment of the meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the Agreement and Plan of Merger.	☐	☐	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

^    FOLD AND DETACH HERE    ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to special meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/pik-b		Telephone 1-866-540-5760		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch tone telephone to vote your proxy. Have your proxy card in hand when you call, and follow the instructions.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Company's Annual Report on Form 10-K
and Proxy Statement on the Internet at www.waterpik.com